                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 1, 2004



                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)



      CALIFORNIA                   000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)



            1 City Boulevard West, Suite 870                   92868
                  Orange, California                         (Zip Code)
   (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 221-7250

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

      As noted in the press release as attached at exhibit #99.1, PPOL, Inc. announced it has signed a licensing and exclusive distribution agreement on May 26, 2004 with Object Innovation, Inc., a Florida-based, privately held provider of information technology systems.

      Additionally, PPOL has agreed to make an investment of $300,000 in the form of purchasing 1,500 shares of Object Innovation's common stock, representing 15% of Object Innovation's equity, subject to a certain vesting schedule tied to revenues derived on the sale of the BridgeGate software by PPOL.



                                      * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 1, 2004

                                     PPOL, Inc.


                                     By: /s/ Yoichi Awagakubo
                                         ---------------------------------
                                         Yoichi Awagakubo
                                         Secretary

                                  EXHIBIT INDEX

Exhibit # 99.1 - PPOL, Inc. Press Release: Object Innovation Licensing and Distribution

Exhibit # 99.2 - PPOL, Inc. Common Stock Purchase Agreement